Exhibit 32.1

CERTIFICATION

OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U. S. C. SECTION 1350,

In connection with the Annual Report of Propanc Biopharma, Inc. (the “Company”) on Form 10-K for the period ended June 30, 2026 (the “Report”), I, James Nathanielsz, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 25, 2026	/s/ James Nathanielsz
James Nathanielsz
Chief Executive Officer
(Principal Executive Officer)